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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-QSB for the quarter ended September 30, 2005 (the "Form 10-QSB") of Community Shores Bank Corporation (the "Issuer").

     I, Jose' A. Infante, Chairman, President and Chief Executive Officer of the Issuer, certify that:

     (i) the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 14, 2005


                                        /s/ Jose' A. Infante
                                        ----------------------------------------
                                        Jose' A. Infante
                                        Chairman, President and
                                        Chief Executive Officer